SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement  [ ] Confidential, for use of the Commission
                                     Only (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-12

                           WSFS FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
          (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
          (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
          (5)  Total fee paid:

--------------------------------------------------------------------------------

  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1) Amount previously paid:

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          (2) Form, Schedule or Registration Statement no.:

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          (3) Filing Party:

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          (4) Date Filed:

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

                           WSFS FINANCIAL CORPORATION
                                838 Market Street
                           Wilmington, Delaware 19801
                                 (302) 792-6000


                                                                  March 21, 2003






Dear Stockholder:

I am pleased to invite you to attend the Annual Meeting of Stockholders of WSFS Financial Corporation (the "Company"), to be held at the Delaware National Country Club, 400 Hercules Road, Wilmington, Delaware 19808 on Thursday, April 24, 2003 at 4:00 p.m. At this meeting, stockholders will be asked to consider a proposal to re-elect four directors whose terms are expiring, to ratify the appointment of independent auditors and to approve amendments to the 1997 Stock Option Plan.

Your vote is important regardless of how many shares of Company stock you own. If you hold stock in more than one account or name, you will receive a proxy card for each account. Please sign and return each card since each represents a separate number of shares. Postage-paid envelopes are provided for your convenience.

You are cordially invited to attend the Annual Meeting. REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                                 Sincerely,


                                 /s/ Marvin N. Schoenhals
                                 -----------------------------------------------
                                 Marvin N. Schoenhals
                                 Chairman, President and Chief Executive Officer

                           WSFS FINANCIAL CORPORATION
                                838 Market Street
                           Wilmington, Delaware 19801

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be held on April 24, 2003


To the Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders of WSFS Financial Corporation (the "Company") will be held at the Delaware National Country Club, 400 Hercules Road, Wilmington, Delaware 19808 on Thursday, April 24, 2003, at 4:00 p.m., for the purpose of considering and acting upon the following:

1.   Election of four directors for terms of three years each;

2. Ratification of the appointment of independent auditors for the fiscal year ending December 31, 2003;

3.   Approval of amendments to the 1997 Stock Option Plan;

4. Such other matters as may properly come before the meeting or any adjournment thereof.

Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. The Board of Directors has fixed the close of business on March 14, 2003, as the record date for the determination of stockholders entitled to notice of, and to vote, at the Annual Meeting and any adjournment thereof.

You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote in person at the Annual Meeting.

                                           BY ORDER OF THE BOARD OF DIRECTORS,


                                           /s/ Mark A. Turner
                                           -------------------------------------
                                           Mark A. Turner
                                           Chief Operating Officer,
                                           Chief Financial Officer and Secretary

March 21, 2003

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                           WSFS FINANCIAL CORPORATION
                                838 Market Street
                           Wilmington, Delaware 19801
                                 (302) 792-6000

                                 PROXY STATEMENT

           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 24, 2003


This Proxy Statement and the accompanying proxy card are being furnished to stockholders of WSFS Financial Corporation (the "Company") by the Board of Directors in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of the Company to be held on April 24, 2003, and at any adjournments or postponements thereof (the "Annual Meeting"). This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about March 24, 2003.

                       VOTING AND REVOCABILITY OF PROXIES

Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted FOR the nominees for directors and for the other proposals as set forth herein. By signing, dating and returning the enclosed proxy, you will give us the discretionary authority to vote your shares for the election of any person we choose as a director in the event that any nominee is unable or refuses to serve as a director. You will also give us the discretionary authority to vote on any matters relating to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named herein in accordance with the determination of a majority of the Board of Directors.

Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and any adjournments or postponements thereof. Proxies may be revoked by written notice to the Secretary of the Company sent to the address above or by the filing of a later dated proxy prior to a vote being taken on the proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting alone will not revoke such stockholder's proxy.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The securities entitled to vote at the Annual Meeting consist of the Company's common stock, $.01 par value per share (the "Common Stock"), the holders of which are entitled to one vote for each share of Common Stock held, except in elections of directors, in which holders have cumulative voting rights. The close of business on March 14, 2003 has been fixed as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). As of the Record Date, the Company had 8,142,832 shares of Common Stock outstanding. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required for a quorum.

As to the election of directors (Proposal 1), the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote in the election of directors.

Ratification of the appointment of the Company's independent auditors for the fiscal year ending December 31, 2003 (Proposal 2), requires the affirmative vote of a majority of the votes actually cast in person or by proxy at the Annual Meeting. Approval of the amendments to the 1997 Stock Option Plan (Proposal 3) requires the affirmative vote of a majority of the votes eligible to be cast in person or by proxy at the Annual Meeting. With regard to the election of directors, votes may be cast in favor of, or withheld from, each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals except the election of directors and will be counted as present for purposes of the proposal on which the abstention is noted. Abstentions on the proposal to approve the amendments to the 1997 Stock Option Plan will have the effect of a negative vote.
Abstentions will have no effect on the proposal to ratify the selection of independent auditors. A broker non-vote (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons as to certain proposals on which such beneficial owners or persons are entitled to vote their shares but with respect to which the brokers or nominees have no discretionary power to vote their shares without such instruction) will have no effect on the election of directors or the ratification of the appointment of independent auditors but will have the effect of a negative vote on the approval of the amendments to the 1997 Stock Option Plan. Brokers who do not receive instructions are entitled to vote on the election of directors and the ratification of the appointment of independent auditors pursuant to discretionary voting authority but are not entitled to use their discretionary voting authority to vote on the amendments to the 1997 Stock Option Plan. Concerning any other matter that may properly come before the Annual Meeting, all such matters shall be determined by a majority of votes cast affirmatively or negatively without regard to broker non-votes, unless otherwise required by law.

Stock Ownership of Certain Beneficial Owners

Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to those persons who have filed the reports required of persons beneficially owning more than 5% of the Common Stock or who were known to the Company to beneficially own more than 5% of the Company's Common Stock outstanding at the Record Date.

                                            Amount and Nature
                                              Of Beneficial      Percent
Name                                          Ownership (1)      of Class
----                                       ------------------    --------

R. Ted Weschler (2)                         1,332,500 shares     16.36%
Peninsula Capital Advisors, LLC
Peninsula Partners, L.P.
4048 East Main Street
Charlottesville, VA 22902

Quaker Capital Management Corporation (3)    791,235 shares       9.72%
401 Wood Street, Suite 1300
Pittsburgh, PA 15222

Wellington Management Company, LLP (4)       502,600 shares       6.17%
75 State Street
Boston, MA 02109
--------------------
(1) In accordance with Rule 13d-3 under the Exchange Act, for the purposes of this table, a person is deemed to be the beneficial owner of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals and group exercise sole voting power over the shares of the Common Stock.

(2) Includes 1,328,000 shares owned by Peninsula Partners, L.P., an investment partnership and Peninsula Capital Advisors, LLC, an investment advisory firm, both of which are controlled by R. Ted Weschler, a director of the Company. Mr. Weschler disclaims beneficial ownership of these shares. Shares also include 2,500 shares held directly by Mr. Weschler and 2,000 shares of Common Stock that may be acquired through the exercise of options within 60 days of the Record Date.

(3) According to the Statement on Schedule 13G/A of Quaker Capital Management Corporation filed on February 14, 2003, 761,060 shares are held by its investment advisory clients as to which it disclaims beneficial ownership. Quaker Capital Management Corporation has shared voting and investment power with respect to 433,760 shares.

(4) According to the Statement on Schedule 13G/A of Wellington Management Company, LLP filed on February 12, 2003, shares are held by its investment advisory clients as to which it shares voting or investment power.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Officers, directors and Associates of the Company and its subsidiaries have an interest in a matter being presented for stockholder approval. Upon stockholder approval of the amendments to the 1997 Stock Option Plan, officers, directors and Associates of the Company and its subsidiaries may be granted additional stock options under the 1997 Stock Option Plan. The approval of the amendments to the 1997 Stock Option Plan is presented herein as Proposal 3.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

The number of directors is currently fixed at eleven members. The Board of Directors is divided into three classes. The members of each class are elected for a term of three years and until their successors are elected and qualified; provided that in the event the number of directors has been increased during the preceding year and such new directorships have been filled by action of the Board of Directors, the terms of those newly appointed directors expire at the annual meeting when the class to which they have been elected expires. Other than Mr. Dale E. Wolf, a director emeritus of the Bank, each of the current members of the Board of Directors of the Company also serves on the Board of Directors of the Company's principal subsidiary, Wilmington Savings Fund Society, Federal Savings Bank ("WSFS" or the "Bank"). Directors of the Company are elected by a plurality vote of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting.

Pursuant to the Company's Certificate of Incorporation, every stockholder voting for the election of directors is entitled to cumulate his or her votes by multiplying his or her shares times the number of directors to be elected. Each stockholder will be entitled to cast his or her votes for one director or distribute his or her votes among any number of the nominees being voted on at the Annual Meeting. The Board of Directors intends to vote the proxies solicited by it equally among the four nominees of the Board of Directors. Stockholders may not cumulate their votes on the form of proxy solicited by the Board of Directors. In order to cumulate votes, stockholders must attend the meeting and vote in person or make arrangements with their own proxies. Unless otherwise specified in the proxy, however, the right is reserved, in the sole discretion of the Board of Directors, to distribute votes among some or all of the nominees of the Board of Directors in a manner other than equally so as to elect as directors the maximum possible number of such nominees.

At the Annual Meeting, it is expected that four directors will be elected for terms of three years each and until their successors have been elected and qualified. The Board of Directors has nominated Linda C. Drake, David E. Hollowell, Claibourne D. Smith and Eugene W. Weaver, all of whom are currently directors, for election as directors at the Annual Meeting. If any nominee is unable to serve, the shares represented by all properly executed proxies will be voted for the election of such substitute as the Board of Directors may recommend. Alternatively, the Board of Directors may elect to reduce the number of authorized directors to eliminate the vacancy.



The Board of Directors Recommends Voting "FOR" the Directors Nominated in Proposal One.

Directors and Nominees

The following table sets forth information for each nominee and each director continuing in office. It includes their name, age (as of December 31, 2002), year first elected or appointed as a director of the Company, year of expiration of current term as a director of the Company, principal occupation for at least the last five years and directorships in subsidiaries of the Company and in other companies:



                               Year First      Current
                               Elected or       Term
                                Appointed        to
Name                     Age    Director       Expire         Principal Occupation            Directorship(s)
----                    ----    --------       ------         --------------------            ---------------
                                       NOMINEES FOR A TERM TO EXPIRE IN 2006


Linda C. Drake          54         1999         2003      Founder and Chair                   WSFS;
                                                          TCIM Services, Inc.                 TCIM Services, Inc.;
                                                          (a direct marketing and             LTD Direct
                                                          business services company)

David E. Hollowell      55         1996         2003      Executive Vice President and        WSFS
                                                          University Treasurer
                                                          University of Delaware

Claibourne D. Smith     64         1994         2003      Vice President - Technology and     WSFS
                                                          Professional Development, E.I.
                                                          duPont de Nemours & Company,
                                                          Incorporated, (multinational
                                                          chemical and energy company)
                                                          (1964-1998) (retired)

Eugene W. Weaver        70         1998         2003      Vice President of Finance of        WSFS;
                                                          John W. Rollins & Associates        Dover Motorsports, Inc.
                                                          (Investment Management
                                                          Company), Chief Financial
                                                          Officer/Senior Vice President
                                                          of Dover Downs Entertainment,
                                                          Inc. (1970-1999) (retired)


                               Year First     Current
                               Elected or      Term
                                Appointed       to
Name                     Age    Director      Expire         Principal Occupation            Directorship(s)
----                    ----    --------      ------         --------------------            ---------------
                                    DIRECTORS CONTINUING IN OFFICE


John F. Downey          65        1998         2004      Executive Director of the           WSFS
                                                         Office of Thrift Supervision (OTS),
                                                         1989-1998 (retired)

Thomas P. Preston       56        1990         2004      Partner, Blank Rome, LLP;           WSFS
                                                         previously Partner,
                                                         Reed Smith, LLP and
                                                         Duane, Morris & Heckscher LLP
                                                         (Law firms)

Marvin N. Schoenhals    55        1990         2004      Chairman of WSFS Financial          WSFS;
                                                         Corporation since 1992; President   WSFS Credit Corporation;
                                                         and Chief Executive Officer of      WSFS Investment Group, Inc.;
                                                         WSFS Financial Corporation          WSFS Reit Inc;
                                                         since November 1990                 Federal Home Loan Bank of
                                                                                             Pittsburgh;
                                                                                             Brandywine Fund, Inc.;
                                                                                             Brandywine Blue Fund, Inc.;
                                                                                             Brandywine Advisors Fund, Inc.

R. Ted Weschler         41        1992         2004      Managing Member,                    WSFS;
                                                         Peninsula Capital Advisors, LLC,    Virginia National Bank;
                                                         an investment advisory firm;        First Avenue Networks, Inc.
                                                         October 1989 to December 1999,
                                                         Partner and Officer of Quad-C,
                                                         Inc., a Delaware corporation which
                                                         acts as the general partner for
                                                         several investment partnerships

Charles G. Cheleden     59        1990         2005      October 1992 to present: Vice       WSFS
                                                         Chairman of WSFS Financial
                                                         Corporation; August 1990 to
                                                         October 1992: Chairman, WSFS
                                                         Financial Corporation;
                                                         January 1990 to present:
                                                         self-employed attorney

Joseph R. Julian        65        1988         2005      President, JJID, Inc.               WSFS;
                                                         (highway construction company)      JJID, Inc.

Dale E. Wolf            78        1993         2005      March 1998 to present:              WSFS (emeritus);
                                                         Vice Chairman of WSFS               WSFS Credit Corp.;
                                                         Financial Corporation;              Emerald BioAgriculture
                                                         1989-1993, Lieutenant               Corporation;
                                                         Governor/Governor of the            Socratic Law.com
                                                         State of Delaware


Stock Ownership of Management

The following table sets forth, as of the Record Date, the amount of Common Stock beneficially owned by the Company's directors, by each of the named executive officers in the Summary Compensation Table, and by all directors and executive officers as a group:

                                        Amount and Nature
                                          of Beneficial              Percent
Name                                      Ownership (1)            of Class (2)
----                                    -----------------          ------------
Charles G. Cheleden (3)(4)                  37,600 shares              *
John F. Downey (4)(5)                        4,900 shares              *
Linda C. Drake (6)                           3,700 shares              *
David E. Hollowell (4)                      11,500 shares              *
Joseph R. Julian (4)                        63,676 shares              *
Thomas P. Preston (4)(7)                     6,010 shares              *
Marvin N. Schoenhals (8)                   398,852 shares            4.76%
Claibourne D. Smith (4)                      5,730 shares              *
Eugene W. Weaver (4)(9)                      9,500 shares              *
R. Ted Weschler (4)(10)                  1,332,500 shares           16.36%
Dale E. Wolf (4)                            26,140 shares              *
Karl L. Johnston (11)                       57,574 shares              *
Mark A. Turner (12)                         83,009 shares            1.01%
Deborah A. Powell (13)                      12,407 shares              *
Directors and executive officers
  as a group (14 persons)                2,053,098 shares           24.06%


--------------------
*    Less than 1.0%.
(1) For purposes of this table, a person is deemed to be the beneficial owner of any shares of Common Stock over which he or she has or shares voting or investment power or of which he or she has the right to acquire beneficial ownership within 60 days of the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Other than as noted below, all persons shown in the table above have sole voting and investment power, except that the following directors and executive officers held the following numbers of shares jointly with their respective spouses: Mr. Cheleden, 16,500 shares; Ms Drake, 2,500 shares; Mr. Hollowell, 7,000 shares; Mr. Julian, 59,176 shares; Mr. Johnston, 1,500 shares; and Mr. Turner, 7,780 shares.
(2) In calculating the percentage ownership of each named individual and the group, the number of shares outstanding is deemed to include any shares of the Common Stock which the individual or the group has the right to acquire within 60 days of the Record Date.
(3) Includes 16,700 shares of Common Stock held in an Individual Retirement Account ("IRA"), 2,200 shares of Common Stock which are held in an IRA for Mr. Cheleden's wife, 200 shares of Common Stock held by Mr. Cheleden's children, over which he has power of attorney. Mr. Cheleden disclaims beneficial ownership of his wife's shares.
(4) Includes 2,000 shares of Common Stock that may be acquired through the exercise of options within 60 days of the Record Date.
(5)  Includes 600 shares of Common Stock held in an IRA.
(6) Includes 1,200 shares of Common Stock that may be acquired through the exercise of options within 60 days of the Record Date.
(7)  Includes 1,275 shares of Common Stock held in an IRA.
(8) Includes 33,179 shares of Common Stock held in Mr. Schoenhals' account in the Company's 401(k) Plan and 244,326 shares of Common Stock that may be acquired through the exercise of options within 60 days of the Record Date.
(9) Includes 1,000 shares of Common Stock held in an IRA and 1,000 shares of Common Stock held by Mr. Weaver's wife. Mr. Weaver disclaims beneficial ownership of his wife's shares.
(10) Includes 1,328,000 shares held by Peninsula Partners, L.P., an investment firm managed by Peninsula Capital Advisors, LLC of which Mr. Weschler is the Managing Member. Mr. Weschler disclaims beneficial ownership of the shares held by Peninsula Partners, L.P.

                       (Footnotes continued on next page)

(11) Includes 5,074 shares of Common Stock held in Mr. Johnston's account in the Company's 401(k) Plan and 51,000 shares of Common Stock that may be acquired through the exercise of options within 60 days of the Record Date.
(12) Includes 7,841 shares of Common Stock held in Mr. Turner's account in the Company's 401(k) Plan and 64,888 shares of Common Stock that may be acquired through the exercise of options within 60 days of the Record Date.
(13) Includes 1,227 shares of Common Stock held in Ms Powell's account in the Company's 401(k) Plan and 11,180 shares of Common Stock that may be acquired through the exercise of options within 60 days of the Record Date.


Meetings and Committees of the Board of Directors

The Board of Directors conducts its business through its meetings and the meetings of its committees. During the year ended December 31, 2002 the Board of Directors held 10 meetings. All directors attended more than 75% of the total aggregate meetings of the Board of Directors and committees on which such Board member served during this period.

A list of the Committees of the Board of Directors and a general description of their respective duties follows.

Executive Committee. The Executive Committee is scheduled to meet one time each month and as needed, and exercises the powers of the Board of Directors between meetings of the Board. The Executive Committee is presently composed of Marvin
N. Schoenhals, Chairman, Charles G. Cheleden, David E. Hollowell, Eugene W. Weaver and R. Ted Weschler. The Executive Committee met 20 times during 2002.

Corporate Governance and Nominating Committee. During 2002 the Board created the Corporate Governance and Nominating Committee consisting of directors who are not officers of the Company. The purpose of this committee is: (i) to recommend to the Board the corporate governance guidelines and policies applicable to the Company; (ii) to assist the Board by identifying individuals qualified to become Board members, (iii) to recommend to the Board the director nominees for the next annual meeting of stockholders, (iv) to lead the Board in its annual review of the Board's performance, and (v) to recommend to the Board director nominees to each committee. The Committee will also consider nominees recommended by stockholders in accordance with the procedures set forth in the bylaws of the Company. Present members of the Corporate Governance and Nominating Committee are Charles G. Cheleden, Chairman, Linda C. Drake, Dale E. Wolf and John F. Downey. The Corporate Governance and Nominating Committee met twice during 2002.

Audit Committee. The Audit Committee is composed of directors who are not officers of the Company. The Board of Directors has adopted a written charter for the Audit Committee. The Committee oversees the audit program and reviews the financial statements of the Company and its subsidiaries. It reviews the examination reports of federal regulatory agencies as well as reports of the internal auditors and independent auditors. The Audit Committee meets quarterly with the head of the Audit Department and representatives of the Company's independent auditors, with and without representatives of management present, to review accounting and auditing matters, to review financial statements prior to their public release. They also meet annually to review the Company's risk analysis and associated audit plan. The Board of Directors appoints the independent auditors upon the recommendation of the Audit Committee. Present members of the Audit Committee are Thomas P. Preston, Chairman, Joseph R. Julian, John F. Downey and Eugene W. Weaver. Each member of the Audit Committee is "independent" as defined in the listing standards of the National Association of Securities Dealers. The Audit Committee met nine times during fiscal year 2002.

Personnel and Compensation Committee. The Personnel and Compensation Committee ("Personnel Committee") is composed of directors who are not officers of the Company. The Personnel Committee reviews and recommends to the Board of Directors, for their approval, the compensation and benefits of the executive officers, broad guidelines for the salary and benefits administration of other officers and Associates, and the compensation of directors. In addition, the Personnel Committee is responsible for the overseeing the administration of the 1986 Stock Option Plan and the 1997 Stock Option Plan (the "Stock Option Plans") and the executive incentive plans, including recommendations to the Board of Directors for awards under such plans. Present members of the Personnel Committee are David E. Hollowell, Chairman, Linda C. Drake, Claibourne D. Smith and R. Ted Weschler. The Personnel Committee met two times during 2002.

Directors' Compensation. During 2002, each non-Associate director received an annual retainer of $9,000 plus 500 shares of the Company's Common Stock and a grant of 1,000 shares under the 1997 Stock Option Plan. Chairpersons of board committees or subsidiary boards received an additional $1,000 annual retainer, and each member of a committee or subsidiary board received $400 for each meeting attended. Mr. Schoenhals does not receive director fees as Chairman, President and Chief Executive Officer. Beginning in June 2002, Mr. Cheleden received monthly compensation of $1,500 in lieu of a meeting fee for chairing the Corporate Governance and Nominating Committee. He received meeting fees for other meetings attended.

EXECUTIVE OFFICERS

Marvin N. Schoenhals, age 55, has served as President and Chief Executive Officer of the Company since November 1990 and was elected Chairman in October 1992. Mr. Schoenhals was elected to the Board of Directors of the Federal Home Loan Bank of Pittsburgh in 1997, and to the Board of Directors of Brandywine
Fund, Inc., Brandywine Blue Fund, Inc. and Brandywine Advisors Fund, Inc in 1998. He is also a volunteer board member of numerous community-based organizations.

Karl L. Johnston, age 54, serves as Chief Operating Officer and Chief Lending Officer. Mr. Johnston joined the Bank in May 1997 as Chief Lending Officer. He was also appointed Chief Operating Officer in 2001. Mr. Johnston has over 32 years of banking experience in the Bank's local market area. Prior to joining the Bank, Mr. Johnston spent his banking career at the Delaware Trust Company where he was Executive Vice President and Commercial Banking Group executive. When Delaware Trust was merged into CoreStates Bank, he was a Senior Vice President responsible for middle market business relationships for the State of Delaware, Delaware County, Pennsylvania and northern Maryland and Virginia.


Mark A. Turner, age 39, serves as Chief Operating Officer, Chief Financial Officer and Corporate Secretary. He has served as Chief Financial Officer and Corporate Secretary since May 1998. He was also appointed Chief Operating Officer in 2001. Mr. Turner joined the Company in 1996 as Managing Vice President and Controller. From 1994 to 1996 Mr. Turner was Vice President of Finance for the Capital Markets Division of Meridian Bank, and Vice President of Corporate Development for Meridian Bancorp, both in Reading, Pennsylvania. Prior to that, he was a Senior Audit Manager with KPMG LLP in Philadelphia, Pennsylvania.

Deborah A. Powell, age 46, has served as Executive Vice President and Director of Human Resources since May 2000. From November 1997 to May 2000, Ms Powell was Vice President of Human Resources at Huffy Service First, a national retail services company. From November 1996 to October 1997, she was Human Resources Manager of The Limited-Alliance Data System, a retail call center operation. From 1991 to 1996, she was National Practice Director of Midwest Resources, Inc., a Human Resources and Organizational Development consulting practice.

Audit Committee Report

In accordance with rules established by the SEC, the Audit Committee has prepared the following report for inclusion in this proxy statement:

As part of its ongoing activities, the Audit Committee has:
o Reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended December 31, 2002;
o Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and
o Received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent accountants their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the SEC.

The Audit Committee comprised of Messrs. Preston, Julian, Downey and Weaver has provided this report.

Personnel and Compensation Committee Report on Executive Compensation

Overview and Philosophy. The Personnel Committee oversees the Company's executive compensation program. The Personnel Committee's responsibilities include reviewing and making recommendations to the Board of Directors regarding compensation of the Chief Executive Officer and reviewing and approving the compensation paid to other executive officers of the Company (the "Named Executive Officers") listed in the "Summary Compensation Table" that follows this report. The Committee also administers stock option and incentive plans and administers compliance with Rule 16b-3 of the Exchange Act.

The objective of the compensation program is to establish levels of compensation sufficient to attract and retain highly qualified and motivated executives. The program also seeks to align the interests of the Company's executive management with those of stockholders through the use of both incentive-based compensation for specific performance based criteria and stock-based compensation for long-term stockholder value.

Compensation Program Elements. The Company's executive compensation program consists of base salaries, a short-term cash incentive plan, a stock option plan and miscellaneous other fringe benefits.

     Base Salary. Base salary levels are determined by the Personnel Committee with reference to corporate and individual performance in relation to strategic goals established each year, competitive market trends and special circumstances particular to the Company's staffing needs. In determining base salaries, the committee refers to data obtained from nationally recognized compensation surveys as well as information from similar-sized banks and thrifts in the Mid-Atlantic region.

     Short-Term Incentive Plan. The Board of Directors approved a Management Incentive Program (MIP) designed to reward the accomplishment of specific corporate and individual performance criteria. For 2002, the corporate performance criteria were: return on assets, return on equity and growth in earnings per share. Plan participants include members of management from certain vice presidents to the Chief Executive Officer. Each year the Personnel Committee establishes a bonus pool based on the level and quality of the Company's earnings as compared to its plan.

     Individual awards are earned for successfully attaining objectives based on the three criteria above, and in completion of specific individual performance criteria. Total awards accrued under the MIP during 2002 were approximately $1,624,000 and were paid in cash during 2003. This amount does not include approximately $1,032,000 of bonuses earned in 2002, and paid in cash during 2003 to executives at Wilmington Finance, Inc, a majority-owned subsidiary of the Bank that was sold in January 2003.

     Stock Options. As a performance incentive, to encourage ownership of Common Stock and to further align the interests of management and stockholders, the Personnel Committee issues stock options under the 1997 Stock Option Plan. Under that Plan, the Personnel Committee issued 125,075 stock options in 2002. The Personnel Committee periodically reviews and awards stock options to management based on factors it deems important; however, the Personnel Committee is not required to issue awards on an annual basis.

Compensation of the Chief Executive Officer. For fiscal year 2002, Mr. Schoenhals earned $366,250 in base salary. Mr. Schoenhals earned $449,400 in bonus for fiscal year 2002 under the MIP that was paid after the end of the fiscal year. In addition, Mr. Schoenhals earned a special bonus of $225,000 as a result of the extraordinary performance of the Company during 2002. These bonuses reflect the Company's achievement of specific financial goals for the 2002 fiscal year as well as the Personnel Committee's assessment of Mr. Schoenhals' contribution to the achievement of those goals. Factors considered by the Personnel Committee in assessing Mr. Schoenhals' contribution included his leadership role in formulating and executing the Company's business strategy. In addition to the foregoing cash compensation, Mr. Schoenhals was awarded options to purchase 16,800 shares of Common Stock under the 1997 Stock Option Plan representing 13.4% of the regular options granted to all Associates during the year.

Compensation Committee Interlocks and Insider Participation. The Company had no "interlocking" relationships existing on or after December 31, 2002 in which (i) any executive officer is a member of the Board of Directors of another financial institution, one of whose executive officers is a member of the Company's Board of directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Company's Board of Directors. See "Business Relationships and Related Transactions" for information regarding other relationships such persons may have with the Company.

Present members of the Personnel Committee are David E. Hollowell, Chairman, Linda C. Drake, Claibourne D. Smith and R. Ted Weschler, each of whom are directors of the Company.

COMPARATIVE STOCK PERFORMANCE GRAPH

The graph and table which follow show the cumulative total return on the Common Stock of the Company over the last five years compared with the cumulative total return of the Dow Jones Total Market Index and the Nasdaq Bank Index over the same period as obtained from Bloomberg L.P. Cumulative total return on the Common Stock or the index equals the total increase in value since December 31, 1997, assuming reinvestment of all dividends paid into the Common Stock or the index, respectively. The graph and table were prepared assuming that $100 was invested on December 31, 1997 in the Common Stock of the Company and in each of the indexes. There can be no assurance that the Company's future stock performance will be the same or similar to the historical stock performance shown in the graph below. The Company neither makes nor endorses any predictions as to stock performance.


                       CUMULATIVE TOTAL SHAREHOLDER RETURN
                  COMPARED WITH PERFORMANCE OF SELECTED INDEXES
                   December 31, 1997 through December 31, 2002


                               [GRAPHIC OMITTED]




                                            Cumulative Total Return
                                 ---------------------------------------------
                                   1997   1998   1999    2000    2001    2002
                                 ---------------------------------------------

WSFS Financial Corporation         $100   $ 85   $ 64    $ 66    $ 90    $172
Dow Jones Total Market Index        100    123    149     134     117      89
Nasdaq Bank Index                   100     90     85      99     112     119

                           SUMMARY COMPENSATION TABLE

The following table sets forth compensation for the years ended December 31, 2002, 2001 and 2000 for the Company's Chief Executive Officer and the three other most highly compensated executive officers of the Company whose salary and bonus earned in 2002 exceeded $100,000 (herein referred to as "Named Executive Officers").


                                                                      Long Term
                                                                    Compensation
                                                                        Awards
                                                                      Securities
Name and                                                              Underlying           All Other
Principal Position             Year     Salary        Bonus (1)      Options (2)      Compensation (3)
------------------             ----     ------        ---------      -----------      ----------------

Marvin N. Schoenhals           2002     $ 366,250    $674,400             16,800           $15,614
Chairman of the Board,         2001       322,500     175,000             26,300            11,900
President and Chief            2000       319,375        --              162,600            11,900
Executive Officer

Karl L. Johnston               2002       198,333     255,400             20,100            15,614
Chief Operating Officer        2001       184,583     100,000             42,800            11,900
and Chief Lending Officer      2000       169,167      15,000             18,900            11,900

Mark A. Turner                 2002       198,333     334,400             22,900            14,741
Chief Operating Officer,       2001       181,307     125,000             21,000            11,900
Chief Financial Officer        2000       155,399      21,000             56,000            11,900
and Secretary

Deborah A. Powell              2002       144,167      66,700              4,300            15,261
Executive Vice President,      2001       140,000      44,100              7,700             6,690
Director, Human Resources      2000        84,695      30,000             24,100              --


--------------------
(1) For 2002, includes special bonuses paid in December 2002 to Messrs. Schoenhals, Johnston and Turner resulting from the extraordinary performance of the Company. For each fiscal year, includes bonuses not paid until the following fiscal year under the Company's Management Incentive Program.
(2)  Represents  stock options  granted  under the  Company's  1997 Stock Option
     Plan.
(3) Represents contributions made by the Company to the individual's account in the Company's 401(k) Plan.

OPTION GRANTS IN LAST FISCAL YEAR

The following table contains information concerning the grant of stock options under the Company's 1997 Stock Option Plan to the Chief Executive Officer and each of the other Named Executive Officers during 2002.

                                                                                            Potential Realizable
                                                                                              Value at Assumed
                            Number of      % of Total                                       Annual Rates of Stock
                            Securities        Options                                        Price Appreciation
                            Underlying       Granted to                                      for Option Term (3)
                              Options      Associates in     Exercise     Expiration        ----------------------
Name                        Granted (1)     Fiscal Year      Price (2)       Date               5%          10%
----                        -----------    -------------     ---------    ----------         --------    ---------

Marvin N. Schoenhals           16,800          13.4  %         $33.40       12/19/2012       $352,885    $ 894,281

Karl L. Johnston               10,000           8.0             17.35       02/29/2012        109,113      276,514
                               10,100           8.1             33.40       12/19/2012        212,151      537,633

Mark A. Turner                 10,000           8.0             17.35       02/29/2012        109,113      276,514
                               12,900          10.3             33.40       12/19/2012        270,966      686,680

Deborah A. Powell               4,300           3.4             33.40       12/19/2012         90,322      228,893


--------------------
(1) Options vest and become exercisable at the rate of 20% per year beginning one year from grant date, and expire ten years from the grant date. To the extent not already exercisable, the options generally become immediately exercisable in the event of a change in control of the Company, generally defined as the acquisition of beneficial ownership of 25% or more of the Company's voting securities by any person or group of persons. The Company has previously adopted a program permitting the award of a reload option that allows for the additional grant of options under certain circumstances. If the grantee uses cash to exercise options within one year of the options becoming vested, the optionee may, within the discretion of the Stock Option Committee, receive an equivalent number of additional options (at the then current market price). The original shares received upon exercise must be held for two years from the date of receipt for the reload options to vest. The reload options also vest in 20% annual increments. Reload options will not be granted if no shares are available for issuance under the 1997 Stock Option Plan.

(2) In each case, the exercise or base price was no lower than the fair market value of the Common Stock on the date of grant.

(3) The potential realizable dollar value of a grant consists of the product of: (a) the difference between (i) the product of the per share market price at the time of grant and the sum of 1 plus the adjusted stock price appreciation rate (the assumed rate of appreciation compounded annually over the term of the option) and (ii) the per share exercise price of the option; and (b) the number of securities underlying the grant at fiscal year-end.

                   OPTION EXERCISES AND YEAR-END OPTION VALUE

The following table sets forth information concerning the exercise of options by the Chief Executive Officer and the other Named Executive Officers during the last fiscal year, as well as the value of such options held by such persons at the end of the fiscal year.

                                                            Value of Securities
                             Number of Securities        Underlying Unexercised
                            Underlying Unexercised        In-the Money Options
                          Options at Fiscal Year End     at Fiscal Year End (1)
                         ----------------------------   ---------------------------
Name                     Exercisable    Unexercisable   Exercisable   Unexercisable
----                     -----------    -------------   -----------   -------------

Marvin N. Schoenhals        212,566         201,039      $4,006,562      $3,458,556
Karl L. Johnston             42,800          72,900         826,840       1,171,641
Mark A. Turner               53,948          84,052       1,051,086       1,362,413
Deborah A. Powell            11,180          24,920         236,845         417,253

--------------------
(1) Based on the closing price of $32.97 per share as reported for the Common Stock on the Nasdaq National Market on December 31, 2002 less the exercise price. Options are considered in-the-money if the market value of the underlying securities exceeds their exercise prices.

                                SEVERANCE POLICY

In 2001, WSFS adopted a severance policy that provides benefits to its Chief Operating Officers and Executive Vice Presidents (collectively, the "Executives"). The policy provides for payments in the event of being released without cause or change of control.

Release without cause - In the event an Executive is released without cause, a minimum of six months severance and one year of professional level outplacement will be offered. If the former Executive does not find new employment within six months after termination, severance pay would continue for another six months, or until the former Executive found employment, whichever occurs first. If the former Executive finds another job at a lower rate of pay than previously received at WSFS, then WSFS would make up the difference until the second six-month period ends. Health benefits would continue at the Associate rate through the severance period.

Change in control - Benefits would be paid to an Executive released without cause within one year of change in control or if offered a position that is not within 35 miles of their current work-site and at their current WSFS salary and bonus opportunity. The Executive would receive 24 months base salary severance offset by the value arising from the acceleration of stock option vesting triggered by the change in control. The value of the accelerated vesting would account for no more than 12 months of the 24-month minimum commitment. Twelve months of executive level outplacement will be offered and health benefits would continue at the Associate rate through the 24-month period.

In the event an Executive decides to leave WSFS after being offered the same salary and bonus opportunity and the position is within 35 miles of their work location, then the value of the severance benefit will equal at least 12 months base pay. If the value of the accelerated vesting of stock options is less than 12 months of base pay, then severance pay will be added to the value of the accelerated options to equal 12 months of base pay. No additional severance will be paid if the value of accelerated options is greater than, or equal to, 12 months of base pay. Six months of professional level outplacement will be offered and health benefits would continue at the Associate rate through the 12-month period.

Based on salary levels at December 31, 2002, the maximum benefit that would be received by each Executive under the WSFS severance policy, exclusive of health benefit and executive outplacement costs, would be as follows: Mr. Johnston $400,000, Mr. Turner $400,000 and Ms Powell $288,000.

                 BUSINESS RELATIONSHIPS AND RELATED TRANSACTIONS

During 2002, Thomas P. Preston was a partner with the law firm of Reed Smith, LLP. The law firm represented the Company and its affiliates in certain matters during fiscal year 2002. In January 2003, Mr. Preston became a partner with the law firm of Blank Rome, LLP. The Company expects Mr. Preston to continue such representation in fiscal year 2003.

Certain directors and executive officers of the Company and their associates were customers of, and had transactions with, the Company and the Bank in the ordinary course of business during fiscal year 2002. Similar transactions may be expected to take place with the Company and the Bank in the future. Loans and commitments included in such transactions were made on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility, nor did such loans present other unfavorable features to the Company. Loans and commitments to directors and executive officers of the Company by the Bank are subject to limitations and restrictions under Federal banking laws and regulations with which the Bank believes it has complied in all material respects.

      PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors of the Company, upon recommendation of the Audit Committee, has re-appointed, subject to stockholder ratification, KPMG LLP, as independent auditors of the Company for the year ending December 31, 2003. KPMG LLP has served as the Company's independent auditors since 1994. A representative of KPMG LLP is expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

Principal Accounting Firm Fees

     Audit Fees. For the year ended December 31, 2002, the Company paid approximately $387,000 to the Company's independent auditor, KPMG LLP, for professional services rendered in connection with the audit of the annual financial statements and review of the quarterly financial statements. These fees also included the audit of the Company's subsidiaries, Wilmington Finance, Inc. and CustomerOne Financial Network (C1FN).

     Financial Information Systems Design. There were no fees billed by KPMG LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2002.

     Audit Related Fees. The fees billed by KPMG LLP for the fiscal year ended December 31, 2002 amounted to approximately $32,000 for professional services rendered in connection with the audit of financial statements of certain Associate benefit plans, the audit of C1FN's brokerage unit and the sale of the Company's reverse mortgage portfolio.

     Tax Fees. Tax fees consisted of professional services rendered by KPMG LLP for the fiscal year ended December 31, 2002 for tax consultation and tax compliance services. These fees amounted to approximately $191,000.

     All Other Fees. The aggregate fees billed by KPMG LLP for services rendered to the Company, other than the services described above, for the fiscal year ended December 31, 2002, were $39,000. Such services consisted of assistance with the sale of C1FN.

     The Audit Committee has determined that the non-audit services performed by its principal accountants during 2002 were compatible with maintaining the principal accountants' independence.

     KPMG LLP has advised the Company that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in the Company or its subsidiaries.


          The Board of Directors Recommends Voting "FOR" Proposal Two.

         PROPOSAL 3 - APPROVAL OF AMENDMENTS TO THE 1997 STOCK OPTION PLAN

General

     Subject to approval of the Company's stockholders, the Board of Directors of the Company proposes to amend the WSFS Financial Corporation 1997 Stock Option Plan (the "1997 Option Plan"). Specifically, the Board intends to:

     1. Increase the number of shares of Common Stock reserved for issuance thereunder by 450,000 shares from 1,165,000 shares to 1,615,000 shares. The Board of Directors is proposing the amendment in order to ensure that sufficient shares are available for future grants of options.

     2. Limit new grants of Company stock (either in the form of options, stock appreciation rights or phantom stock) to any one individual to 50,000 shares annually.

     3. Allow options issued prospectively to vest immediately upon retirement of a participant subject to the following conditions: (i) Incentive stock options (ISOs) must be exercised within 90 days of retirement,
          (ii) Non-qualified options (Non-ISOs) must be exercised within one year of retirement (but not later than the date on which the Option would otherwise expire), and (iii) provided that participant must agree to not compete for a period of three years following the date on which the last option is exercised.

     The following is a summary of the proposed amendments to the 1997 Stock Option Plan. The full text of the Amended and Restated 1997 Stock Option Plan is attached to this Proxy Statement as Appendix A and incorporated herein by this reference. Stockholders are urged to read Appendix A in its entirety.

Purpose of the 1997 Option Plan and the Amendments

     The purpose of the 1997 Option Plan is to advance the interests of the Company by providing directors and selected Associates of the Company and its affiliates, including the Bank, with the opportunity to acquire shares of Common Stock. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to directors and Associates of the Company and its affiliates to promote the success of the business of the Company.

     To ensure that the 1997 Option Plan continues to serve its purpose, the Board of Directors believes that it is imperative that the Company increase the number of shares reserved for issuance thereunder by the 450,000 shares proposed in the Amendment. As of the Record Date, awards to purchase a total of 1,095,550 shares of Common Stock have been granted under the 1997 Option Plan. The shares remaining in the plan would not be sufficient to allow the Company to continue attract, retain and provide an incentive to high quality executives and directors by continuing to grant options at similar rates as in prior years. The Board is also recommending that new grants of Company stock to any participant be limited to 50,000 shares in any one calendar year.

     Previously, the Company amended the 1997 Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 625,000 shares to 1,165,000 shares. Such amendment was approved by the stockholders of the Company at their Annual Meeting in 2000.

     The proposed amendment also adds an annual limit of 50,000 shares to the number of new awards of Options, SARs or Phantom Stock any individual may receive. If approved, this limitation will encourage a broader utilization of the additional shares available for future awards under the 1997 Option Plan rather than such awards being concentrated among a few individuals. The proposed amendment, if approved, would also permit individuals who receive option awards after the date of this amendment, and who retire from the employment or service with the Company, to have any unvested awards become immediately exercisable and to have additional time to exercise such Options, provided that such individuals enter into an agreement not to compete with the Company or its subsidiaries for a period of three years following the date of exercise of such Options. In the event the proposed amendment is not approved, the increase in the number of shares available for grant under this Plan, the annual limit on the grant of awards and the acceleration of vesting of awards upon retirement provided that an award holder enters into a non-compete agreement, will not be effective.

Description of the 1997 Option Plan

     Effective Date. The 1997 Option Plan originally became effective April 25, 1997, the date of its approval by the Company's stockholders (the "Effective Date"). Awards made prior to the Effective Date were contingent on stockholder approval of the 1997 Option Plan.

     Administration. The 1997 Option Plan is administered by a committee (the "Committee"), appointed by the Board of Directors, consisting of at least two directors of the Company who are "non-employee directors" within the meaning of the federal securities laws. The Personnel and Compensation Committee acts as the Committee for purposes of administering the 1997 Option Plan. The Committee has discretionary authority to select participants and grant awards, to determine the form and content of any awards made under the 1997 Option Plan, to interpret the 1997 Option Plan and to make any other decisions necessary or advisable in connection with administering the 1997 Option Plan. All decisions, determinations and interpretations of the Committee are final and conclusive on all persons affected thereby. Members of the Committee are indemnified to the full extent permissible under the Company's governing instruments in connection with any claims or other actions relating to any action taken under the 1997 Option Plan. Under the 1997 Option Plan, in the absence of a duly appointed Committee, the Board of Directors may act in lieu of the Committee.

     Eligible Persons; Types of Awards. The 1997 Option Plan authorizes the Committee to grant stock options ("Options"), stock appreciation rights ("SARs") and phantom stock ("Phantom Stock")(collectively, "Awards") to such Associates as the Committee shall designate, although only Associates who are one of a "select group of management or highly compensated Associates" (within the meaning of the Employee Retirement Income Security Act, as amended) are eligible to receive Phantom Stock. Only the Board may make Awards to non-Associate directors. As of the Record Date, the Company and its subsidiaries had 57 Associates and 10 non-Associate directors who participated in the 1997 Option Plan.

     Shares eligible for Grants. If the proposed amendments are approved, the 1997 Option Plan will authorize the issuance of up to 1,615,000 shares of Common Stock of which 1,095,550 shares will have already been reserved for options previously granted. Such shares may be (i) authorized by unissued shares, (ii) shares held in treasury or (iii) shares held in a grantor trust. In the event of a any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number of kind of shares is changed without receipt or payment of consideration by the Company, the Committee will adjust the number and kind of shares reserved for issuance under the 1997 Option Plan, the number and kind of shares subject to outstanding Awards, and the exercise prices of such Awards. Generally, the number of shares as to which SARs are granted are charged against the aggregate number of shares available for grant under the

1997 Option Plan, provided that, in the case of an SAR granted in conjunction with an Option, under circumstances in which the exercise of the SAR results in termination of the Option and vice versa, only the number of shares of Common Stock subject to the Option shall be charged against the aggregate number of shares of Common Stock remaining available under the 1997 Option Plan. If awards should expire, become unexercisable or be forfeited for any reason without having been exercised, the shares of Common Stock subject to such Awards shall, unless the 1997 Option Plan shall have been terminated, be available for the grant of additional Awards under the 1997 Option Plan.

     Options. Options may be either incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code of 1986 (the "Code"), or options that are not ISOs ("Non-ISOs"). The exercise price as to any Option may not be less than the fair market value (determined under the 1997 Option Plan) of the optioned shares on the date of grant. In the case of a participant who owns more than 10% of the outstanding Common Stock on the date of grant, such option price may not be less than 110% of fair market value of the shares. As required by federal tax laws, to the extent that the aggregate fair market value (determined when an ISO is granted) of the Common Stock with respect to which ISOs are exercisable by a participant for the first time during any calendar year (under all plans of the Company and of any subsidiary) exceeds $100,000, the Options granted in excess of $100,000 will be treated as Non-ISOs, and not as ISOs. At March 14, 2003, the fair market value of the Common Stock was $32.65 per share based on the closing price reported on the Nasdaq National Market.

     SARs. An SAR may be granted in tandem with all or part of any Option granted under the 1997 Option Plan, or without any relationship to any Option. For SARs granted in tandem with Options, the participant's exercise of the SAR may cancel his or her right to exercise the Option, and vice versa. An SAR granted in tandem with an ISO in circumstances in which the exercise of the SAR affects the right to exercise the ISO, or vice versa, must expire no later than the ISO, must have the same exercise price as the ISO and may be exercised only when the ISO is exercisable and when the fair market value of the shares subject to the ISO exceeds the exercise price of the ISO. Regardless of whether an SAR is granted in tandem with an Option, exercise of the SAR will entitle the participant to receive, as the Committee prescribes in the grant, all or a percentage of the difference between (i) the fair market value of the shares of Common Stock subject to the SAR at the time of its exercise, and (ii) the fair market value of such shares at the time the SAR was granted (or, in the case of SARs granted in tandem with Options, the exercise price). The exercise price as to any particular SAR may not be less than the fair market value of the optioned shares on the date of grant. At the record date there were no SARs outstanding.

     Exercise of Options and SARs. The exercise of Options and SARs are subject to such terms and conditions as are established by the Committee in a written agreement between the Committee and the 1997 Option Plan participant, provided that each Option shall become exercisable no more rapidly than with respect to 20% of the underlying shares on each of the five anniversary dates of the date on which the Award occurred. Such vesting shall accelerate to 100% upon a participant's termination of service as an Associate or director due to death or disability (as defined in the 1997 Option Plan) or upon a "Change in Control" (as such term is defined below) of the Company or the Bank. See "Change in Control." If the proposed amendments are approved, 100% vesting will also accelerate for grants made after the date of the 2003 Annual Meeting, under certain circumstances, upon a participant's retirement from the Company.

     In the absence of Committee action to the contrary, an otherwise unexpired Option shall cease to be exercisable upon (i) a participant's termination of employment for "just cause" (as defined in the 1997 Option Plan), (ii) the date 30 days after a participant terminates service for a reason other than just cause, death or disability (iii) the date one year after a participant terminates service due to disability, or (iv) the date two years after a participant terminates service due to death. If the proposed amendments are approved, Options awarded toa retired participant after the date of the 2003 Annual meeting shall cease to be exercisable upon (i) in the case of ISOs, the date 90 days after the date of retirement, and (ii) in the case of Non-ISOs, the date one year after the date of retirement, but in no case later than the date on which the Option would otherwise have expired.

     A participant may exercise Options or SARs subject to provisions relative to their termination and limitations on their exercise, only by (i) written notice of intent to exercise the Option or SAR with respect to a specified number of shares of Common Stock, and (ii) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock owned for more than six months or a combination of cash and Common Stock owned for more than six months, of the amount of the exercise price for the number of shares with respect to which the Option is then being exercised. Common Stock owned for more than six months utilized in full or partial payment of the exercise price for Options shall be valued at its market value at the date of exercise. An election to exercise an SAR may only be made during the period beginning on the third business day following the release for publication of quarterly or annual financial information and ending on the twelfth business day following such date.

     Phantom Stock Awards. The Committee may make Phantom Stock awards through credits of Common Stock to separate accounts established for 1997 Option Plan participants. Any cash and stock dividends attributable to the phantom shares will also be credited to participant accounts. The Committee has broad discretion at the time of making a Phantom Stock award to impose conditions that must be satisfied in order for the Phantom Stock to become unrestricted (i.e., vested or non-forfeitable). For example, the Committee may condition vesting upon continued employment or upon the Company's attainment of specified performance goals. The vesting period and conditions for vesting may be different for each participant, provided that a participant's Phantom Stock award will automatically become 100% vested in the event of the participant's death or disability prior to the expiration of the restriction period, the satisfaction of the restrictions applicable to an award of Phantom Stock or upon a Change in Control of the Company or the Bank. See "Change in Control." In addition, the Committee may shorten the restriction period or waive any restrictions in the Committee concludes that it is in the best interests of the Company to do so.

     After a participant terminates service as a director or as an Associate, the participant will receive the vested portion of his or her account in a lump-sum cash payment, unless the participant elects, more than six months before first becoming vested in any portion of the Phantom Stock award, to receive all or part of his or her vested account (i) in substantially equal annual installments over a period of up to five years, beginning with the year in which the participant terminates service, and/or (ii) in unrestricted whole shares of Common Stock, with cash paid in lieu of fractional shares. The Committee has the discretion to make payments in cash regardless of the participant's election. At the record date there were no Phantom Stock awards outstanding.

     Conditions on Issuance of Shares. The Committee has the discretionary authority to impose, in agreements, such restrictions on shares of Common Stock issued pursuant to the 1997 Option Plan as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions. In addition, the Committee may not issue shares unless the issuance complies with applicable securities laws, and, to that end, may require that a participant make certain representations or warranties.

     If the proposed amendments are approved, in any one calendar year, a Participant may not receive an award of more than 50,000 shares of the Company Stock in the form of Options, SARs, Phantom Stock or any combination thereof.

     Change in Control. The provisions of any Award for its exercise or vesting in installments shall immediately and permanently lapse on the date of a Change in Control. Consequently, all Options, SARs and Phantom Stock awards shall become immediately exercisable and fully vested on the date of the Change in Control. For purposes of the 1997 Option Plan a "Change in Control" means any one of the following events: (i) the acquisition of ownership, holding or power to vote more than 25% of the voting stock of the Bank or the Company; (ii) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors; (iii) the acquisition of a controlling influence over the management or policies of the Bank or of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Exchange Act); or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or of the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. Notwithstanding the forgoing, the Company's ownership of the Bank shall not of itself constitute a Change in Control for purposes of the Agreement. For purposes of the definition of Change in Control only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity.

     With respect to Options, at the time of a Change in Control, the participant shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the fair market value of the Common Stock subject to such Option over the exercise price of such shares, in exchange for the cancellation of such Options by the participant. Although these provisions are included in the 1997 Option Plan primarily for the protection of a participant in the event of a Change in Control of the Company, they may also be regarded as having a takeover defensive effect, which may reduce the Company's vulnerability to hostile takeover attempts and certain other transactions which have not been negotiated with and approved by the Board of Directors.

     Nontransferability. Participants may transfer their Awards to family members or trusts under specified circumstances. Awards may otherwise not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

     Effect of Dissolution and Related Transactions. In the event of a (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards, together with the exercise prices thereof, will be equitably adjusted for any change or exchange of shares for a different number or kind of shares which results from the Transaction. However, any such adjustment will be made in such a manner as to not constitute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOs.

     Duration of the 1997 Option Plan and Grants. The 1997 Option Plan has a term of 10 years from the Effective Date, after which date no Awards may be granted. The maximum term for an Award is 10 years from the date of grant, except that the maximum term of an ISO (and an SAR granted in tandem with an ISO) may not exceed five years if the participant owns more than 10% of the Common Stock on the date of grant. The expiration of the 1997 Option Plan, or its termination by the Committee, will not affect any Award then outstanding.

     Amendment, Suspension or Termination of the 1997 Option Plan. The Board of Directors of the Company may from time to time amend the terms of the 1997 Option Plan and, with respect to any shares at the time not subject to Awards, suspend or terminate the 1997 Option Plan. No amendment, suspension, or termination of the 1997 Option Plan will, without the consent of any affected participant, alter or impair any rights or obligations under any Award previously granted. Stockholder approval will not be required for plan amendments that would not materially increase the benefits accruing to plan participants, materially increase the number of securities which may be issued under the plan or materially modify eligibility requirements for plan participation. The Board of Directors has previously amended the 1997 Stock Option Plan to increase the number of shares reserved for issuance. The amendment was approved by the Company stockholders in 2000.

     Financial Effects of Awards. The Company receives no monetary consideration for the granting of Awards under the 1997 Option Plan. It receives no monetary consideration other than the exercise price for shares of Common Stock issued to participants upon the exercise of the Options, and receives no monetary consideration upon the exercise of SARs. Under current accounting standards, recognition of compensation expense is not required when Options are granted at an exercise price equal to or exceeding the fair market value of the Common Stock on the date the Option is granted (although footnote disclosure is required). Options may have a potentially dilutive impact on earnings per share in future periods.

     The granting of SARs requires charges to the income of the Company based on the amount of the appreciation, if any, in the market price of the Common Stock to which the SARs relate over the exercise price of those shares. If the average market price of the Common Stock declines subsequent to a charge against earnings due to estimated appreciation in the Common Stock subject to SARs, the amount of the decline will reverse such prior charges against earnings (but not by more than the aggregate of such prior charges).

     Neither the Company nor the Bank receives any monetary consideration for the granting of awards of Phantom Stock. Under current accounting standards, when Phantom Stock awards are granted, the Company must recognize compensation expense based on the fair market value of the underlying Common Stock on the date the awards are granted, with such amount being amortized over the expected vesting period for the award. The awarding of Phantom Stock requires charges to the income of the Company based on the amount of the appreciation, if any, in the market price of the Common Stock to which the Phantom Stock relates over the initial amounts credited to each participant's account. If the average market price of the Common Stock declines subsequent to a charge against earnings due to estimated appreciation in the Common Stock, the amount of the decline will reverse such prior charges against earnings (but not by more than the aggregate of such prior charges). If Phantom Stock awards are paid in Common Stock, such payment will have a dilutive impact on earnings.

     In that the stockholders of the Company do not have preemptive rights, to the extent that the Company settles awards under the 1997 Option Plan, in whole or in part, with authorized but unissued shares of Common Stock, the interests of current stockholders may be diluted. If the proposed amendments are approved and an additional 450,000 shares are issued by the Company in the future upon the exercise of options or settlement of SARs or Phantom Stock awards, then the dilutive effect to current stockholders would be approximately 5%. The Company can avoid dilution resulting from awards under the 1997 Option Plan by delivering shares repurchased in the open market or settling such awards with a cash payment.

Federal Income Tax Consequences

     There are no tax consequences to participants or the Company on the mere granting of an Option, SAR or Phantom Stock award. Subsequent taxation depends on the type of award and is highlighted below.

     ISOs. If the participant holds the shares purchased upon exercise of an ISO for at least two years from the date the ISO is granted, and for at least one year from the date the ISO is exercised, any gain realized on the sale of the shares received upon exercise of the ISO is taxed as long-term capital gain. However, the difference between the fair market value of the Common Stock on the date of exercise and the exercise price of the ISO will be treated by the participant as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If a participant disposes of the shares before the expiration of either of the two special holding periods noted above, the disposition is a "disqualifying disposition." In this event, the participant will be required, at the time of the disposition of the Common Stock, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the Common Stock at the date of exercise as ordinary income and the excess, if any, as capital gain.

     The Company will not be entitled to any deduction for federal income tax purposes as the result of the grant or exercise of an ISO, regardless of whether or not the exercise of the ISO results in liability to the participant for alternative minimum tax. However, if a participant has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will be entitled to deduct an equivalent amount.

     Non-ISOs. In the case of a Non-ISO, generally a participant will recognize ordinary income upon the exercise of the Non-ISO in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price. Upon a subsequent disposition of such shares, any amount received by the participant in excess of the fair market value of the shares as of the exercise will be taxed as capital gain. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the participant in connection with the exercise of a Non-ISO.

     SARs. The grant of an SAR has no tax effect on the participant or the Company. Upon exercise of the SARs, however, any cash or Common Stock received by the participant in connection with the surrender of the participant's SAR will be treated as compensation income to the participant, and the Company will be entitled to a business expense deduction for the amounts treated as compensation income.

     Phantom Stock. When cash or shares are transferred to the participant pursuant to the vesting of a Phantom Stock award, the participant will recognize ordinary income equal to the cash received and the fair market value of the shares delivered under the Phantom Stock award. A participant may instead elect to accelerate recognition of taxable income pursuant to Section 83(b) of the Code.

Stock Option Grants

As of the Record Date, 1,095,550 Options had been granted pursuant to the 1997 Option Plan including 394,045, 115,700, 134,580 and 36,100 options granted to Messrs. Schoenhals, Johnston, Turner and Ms Powell, respectively, 680,425 options granted to all executive officers as a group, 54,000 options granted to all directors who are not executive officers as a group and 361,125 granted to all Associates who are not executive officers as a group.

Equity Compensation Plan Information

     Set forth  below is  information  as of December  31, 2002 with  respect to
compensation   plans  under  which  equity  securities  of  the  Registrant  are authorized for issuance.


                                                 (a)                        (b)                          (c)

                                                                                              Number of securities
                                       Number of Securities          Weighted-Average        remaining available for
                                         to be issued upon           exercise price of        future issuance under
                                      exercise of outstanding          outstanding          equity compensation plans
                                         Options, SARs and          Options, SARs and        (excluding securities
                                       Phantom Stock Awards        Phantom Stock Awards      reflected in Column (a)
                                      -----------------------      --------------------     --------------------------

Equity compensation plans
  approved by stockholders (1)             1,080,060                     $ 14.55                       69,450

Equity compensation plans
 not approved by stockholders (2)                  -                           -                            -
                                           ---------                     -------                       ------

    TOTAL                                  1,080,060                     $ 14.55                       69,450
                                           =========                     =======                       ======

--------------------
(1) Plans approved by stockholders include the 1986 Stock Option Plan and the 1997 Stock Option Plan.
(2) There are no equity compensation plans that have not been approved by stockholders.


Recommendation and Vote Required

     The Board of Directors has determined that the proposed amendments are necessary to maintain the 1997 Option Plan as an effective incentive plan. Because the amendments will materially increase the number of shares of Common Stock that may be issued under the 1997 Option Plan, the Board of Directors is seeking stockholder approval of the amendments.

     Stockholder approval of the amendments to the 1997 Option Plan requires the affirmative vote of the holders of a majority of the votes eligible to be cast at the Annual Meeting.


   The Board of Directors recommends a vote "FOR" approval of Proposal Three.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to regulations promulgated under the Exchange Act, the Company's officers and directors and all persons who beneficially own more than ten percent of the Common Stock ("Reporting Persons") are required to file reports with the SEC detailing their ownership and changes of ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on the Company's review of the copies of such ownership reports which it has received in the past fiscal year or with respect to the past fiscal year, or written representations from the Reporting Persons that no annual report of changes in beneficial ownership were required, the Company believes that during fiscal year 2002 the Reporting Persons have complied with such reporting requirements.

                        ADVANCE NOTICE OF CERTAIN MATTERS
                      TO BE CONSIDERED AT AN ANNUAL MEETING

The bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before the Annual Meeting. In order for a stockholder to properly bring business before the Annual Meeting or to propose a nominee to the Board of Directors, the stockholder must give written notice to the Secretary of the Company not less than thirty days before the time originally fixed for such meeting; provided, however, that in the event that less than forty days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received no later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The notice must include the stockholder's name and address as they appear on the records of the Company, number of shares beneficially owned by the stockholder, a brief description of the proposed business, the reasons for bringing the business before the Annual Meeting and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must also be provided.

                  STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

It is anticipated that the proxy statement and form of proxy for the 2004 Annual Meeting of Stockholders will be mailed during March of 2004. Stockholder proposals intended to be presented at the 2004 annual meeting of stockholders of WSFS Financial Corporation must be received by November 21, 2003, to be considered for inclusion in the proxy statement and form of proxy relating to such meeting and should be addressed to the Secretary at the Company's principal office.

                             ADDITIONAL INFORMATION

No matters other than those set forth in the Notice of Meeting accompanying this Proxy Statement are expected to be presented to stockholders for action at the Annual Meeting other than matters incident to the conduct of the Annual Meeting. However, if other matters are presented which are proper subjects for action by stockholders, and which may properly come before the meeting, it is the intention of those named in the accompanying proxy to vote such proxy in accordance with the determination of a majority of the Board of Directors upon such matters.

                                  MISCELLANEOUS

The expenses of the solicitation of the proxies, including the cost of preparing and distributing the Company's proxy materials, the handling and tabulation of proxies received and charges of brokerage houses and other institutions, nominees or fiduciaries in forwarding such documents to beneficial owners, will be paid by the Company. In addition to the mailing of the proxy materials, solicitation may be made in person or by telephone, telegraph or other modes of electronic communication by the Company. The Company's directors and management will receive no compensation for their proxy solicitation services other than their regular salaries and overtime, if applicable, but may be reimbursed for out-of-pocket expenses.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

The Company's Annual Report for the fiscal year ended December 31, 2002, including financial statements prepared in conformity with generally accepted accounting principles, accompanies this Proxy Statement. Such Annual Report is not part of the Company's proxy materials. A copy of the Company's Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2002 (without exhibits) as filed with the SEC will be furnished without charge to stockholders as of the Record Date upon written request to: Investor Relations Department, WSFS Financial Corporation, 838 Market Street, Wilmington, Delaware, 19801.

                                                                       EXHIBIT A


                           WSFS FINANCIAL CORPORATION
                        AMENDED AND RESTATED - APRIL 2003
                             1997 STOCK OPTION PLAN

     1. Purpose of the Plan.

     The purpose of this Plan is to advance the interests of the Company through providing select key Associates and Directors of the Bank, the Company, and their Affiliates with the opportunity to acquire Shares. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentives to Directors and key Associates of the Company or any Affiliate to promote the success of the business.

     2. Definitions.

     As used herein, the following definitions shall apply:

     (a) "Account" shall mean a bookkeeping account maintained by the Company in the name of a Participant who has received an Award of Phantom Stock.

     (b)  "Affiliate"  shall  mean  any  "parent   corporation"  or  "subsidiary
corporation"  of the Company,  as such terms are defined in Sections  424(e) and
(f), respectively, of the Code.

     (c) "Agreement" shall mean a written agreement entered into in accordance with Paragraph 5(c).

     (d) "Associate" shall mean any person employed by the Company, the Bank or an Affiliate.

     (e) "Awards" shall mean, collectively, Options, SARs, and Phantom Stock unless the context clearly indicates a different meaning.

     (f) "Bank" shall mean  Wilmington  Savings Fund  Society,  Federal  Savings
Bank.

     (g) "Board" shall mean the Board of Directors of the Company.

     (h) "Change in Control" shall mean any one of the following events: (i) the acquisition of ownership, holding or power to vote more than 25% of the voting stock of the Bank or the Company; (ii) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors; (iii) the acquisition of a controlling influence over the management or policies of the Bank or of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934); or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or of the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. Notwithstanding the foregoing, the Company's ownership of the Bank shall not of itself constitute a Change in Control for purposes of the Agreement. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     (i) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (j) "Committee" shall mean either the Personnel and Compensation  Committee
                                ------
appointed by the Board in accordance  with Paragraph  5(a) hereof,  or the Board
                                                                    --
itself (which may act, at any time and from time to time, in lieu of the Personnel and Compensation Committee).

     (k) "Common Stock" shall mean the common stock, $.01 par value, of the Company.

     (l) "Company" shall mean WSFS Financial Corporation or any successor thereto.

     (m) "Continuous Service" shall mean the absence of any interruption or termination of service as an Associate or Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company, in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor, or in the case of a Director's performance of services in an emeritus or advisory capacity.

     (n) "Director" shall mean any member of the Board, and any member of the board of directors of any Affiliate that the Board has, by resolution, designated as being eligible for participation in this Plan.

     (o) "Disability" shall mean a physical or mental condition which, in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent a Participant from fulfilling his or her duties or responsibilities to the Company or an Affiliate.

     (p) "Effective Date" shall mean the date specified in Paragraph 15 hereof.

     (q) "Exercise Price" shall mean the price per Optioned Share at which an Option or SAR may be exercised.

     (r) "ISO" shall mean an option to purchase Common Stock which meets the requirements set forth in the Plan, and which is intended to be and is identified as an "incentive stock option" within the meaning of Section 422 of the Code.

     (s) "Market Value" shall mean the fair market value of the Common Stock, as determined under Paragraph 7(b) hereof.

     (t) "Non-Employee Director" shall have the meaning provided in Rule 16b-3.

     (u) "Non-ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan but which is not intended to be and is not identified as an ISO.

     (v) "Option" means an ISO and/or a Non-ISO.

     (w) "Optioned Shares" shall mean Shares subject to an Award granted pursuant to this Plan.

     (x) "Participant" shall mean any person who receives an Award pursuant to the Plan.

     (y) "Phantom Stock" shall mean an Award pursuant to Paragraph 10 hereof.

     (z) "Plan"  shall mean the WSFS  Financial  Corporation  1997 Stock  Option
Plan.

     (aa) "Rule 16b-3" shall mean Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     (bb) "Share" shall mean one share of Common Stock.

     (cc) "SAR" (or "Stock Appreciation Right") means a right to receive the appreciation in value, or a portion of the appreciation in value, of a specified number of shares of Common Stock.

     (dd) "Year of Service" shall mean a full twelve-month period, measured from the date of an Award and each annual anniversary of that date, during which a Participant has not terminated Continuous Service for any reason.

     3. Term of the Plan and Awards.

     (a) Term of the Plan. The Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated pursuant to Paragraph 17 hereof. No Award shall be granted under the Plan after ten years from the Effective Date.

     (b) Term of Awards. The term of each Award granted under the Plan shall be established by the Committee, but shall not exceed ten (10) years; provided, however, that in the case of an Associate who owns Shares representing more than 10% of the outstanding Common Stock at the time an ISO is granted, the term of such ISO shall not exceed five years.

     4. Shares Subject to the Plan.

     (a) General Rule. Except as otherwise required under Paragraph 12 hereof, the aggregate number of Shares deliverable pursuant to Awards shall not exceed 1,615,000 Shares. Such Shares may either be authorized or unissued Shares, Shares held in treasury, or Shares held in a grantor trust created by the Company. If an Award should expire, become unexercisable, or be forfeited for any reason without having resulted in the issuance of Shares, the Shares subject to the Awards shall, unless the Plan has been terminated, become available for the grant of additional Awards under the Plan.

     (b) Special Rule for SARs. The number of Shares with respect to which an SAR is granted, but not the number of Shares which the Company delivers or could deliver to an Associate or individual upon exercise of an SAR, shall be charged against the aggregate number of Shares remaining available under the Plan; provided, however, that in the case of an SAR granted in conjunction with an Option, under circumstances in which the exercise of the SAR results in termination of the Option and vice versa, only the number of Shares subject to the Option shall be charged against the aggregate number of Shares remaining available under the Plan. The Shares involved in an Option as to which option rights have terminated by reason of the exercise of a related SAR, as provided in Paragraph 9 hereof, shall not be available for the grant of further Options under the Plan.

     5. Administration of the Plan.

     (a) Composition of the Committee. The Plan shall be administered by the Committee, which shall consist of not less than two (2) members of the Board who are Non-Employee Directors. Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, the Plan shall be administered by the Board.

     (b) Powers of the Committee. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to select Participants and grant Awards, (ii) to determine the form and content of Awards to be issued in the form of Agreements under the Plan, (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

     (c) Agreement. Each Award shall be evidenced by a written agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement shall be bound by the terms and restrictions of the Plan and of such Agreement. The terms of each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of an Option or SAR, (ii) the number of Shares subject to the Award, and its expiration date,
(iii) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award, and (iv) the restrictions, if any, to be placed upon such Award, or upon Shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other Directors and officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

     (d) Effect of the Committee's Decisions. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

     (e) Indemnification. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Award, granted hereunder to the full extent provided for under the Company's governing instruments with respect to the indemnification of Directors.

     6. Eligibility for Awards.

     (a) General Rule. The Committee may make Awards only to key Associates of the Company, the Bank or an Affiliate. Only the Board may make Awards to Non-Employee Directors.

     (b) Special Rule for Phantom Stock. A Phantom Stock Award shall be null and void retroactive to its grant date if the recipient is an Associate who is not one of a "select group of management or highly compensated employees" within the meaning of the Employee Retirement Income Security Act as amended.

     (c) Limitation of Awards. In any one calendar year, an Associate may not receive new awards of more than 50,000 shares of the Company in the form of options, SARs or Phantom Stock. In the event that the number of outstanding shares of stock of the company as of the date that this Amendment is approved by the Stockholders of the Company ever increases due to a stock split, stock dividend or other recapitalization, this 50,000 share annual limitation shall be increased in the same percentage as the percentage increase in the total outstanding stock of the Company as a result of such recapitalization. This Paragraph (c) shall control when the Board is applying the provisions of Paragraph (d) of this Section 6.

     (d) Special Rules for ISOs. The aggregate Market Value, as of the date the Option is granted, of the Shares with respect to which ISOs are exercisable for the first time by an Associate during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future Affiliate of the Company) shall not exceed $100,000. Notwithstanding the foregoing, the Committee may grant Options in excess of the foregoing limitations, in which case Options granted in excess of such limitation shall be Non-ISOs.

     7. Exercise Price for Options.

     (a) Limits on Committee Discretion. The Exercise Price as to any particular Option shall not be less than 100% of the Market Value of the Optioned Shares on the date of grant. In the case of an Associate who owns Shares representing more than 10% of the Company's outstanding Shares of Common Stock at the time an ISO is granted, the Exercise Price shall not be less than 110% of the Market Value of the Optioned shares at the time an ISO is granted.

     (b) Standards for Determining Exercise Price. If the Common Stock is listed on a national securities exchange (including the Nasdaq National Market) on the date in question, then the Market Value per Share shall be the average of the highest and lowest selling price on such exchange on such date, or, if there were no sales on such date, then the Exercise Price shall be the mean between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion.

     8. Exercise of Options.

     (a) Generally. The Committee shall specify in each Agreement the period of years over which the underlying Options shall become exercisable, provided that such vesting shall occur no more rapidly than with respect to twenty percent (20%) of the Optioned Shares upon the Participant's completion of each of five Years of Service. Notwithstanding the foregoing, an Option shall become fully (100%) exercisable immediately upon termination of the Participant's Continuous Service due to Disability, death or retirement as defined in paragraphs
(f)(1)(a) and (b) of this Section 8.

     (b) Procedure for Exercise. A Participant may exercise Options, subject to provisions relative to its termination and limitations on its exercise, only by
(1) written notice of intent to exercise the Option with respect to a specified number of Shares, and (2) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Chief Financial Officer of the Company at its executive offices. Common Stock utilized in full or partial payment of the Exercise Price for Options shall be valued at its Market Value at the date of exercise, and may consist of Shares subject to the Option being exercised. An Option may not be exercised for a fractional Share.

     (c) Timing of Exercise. Any election by a Participant to exercise Options shall be made during the period beginning on the third business day following the release for publication of quarterly or annual financial information and ending on the 12th business day following such date. This condition shall be deemed to be satisfied when the specific financial data is first made publicly available.

     (d) Period of Exercisability. Except to the extent otherwise provided in the terms of this Plan or an Agreement, an Option may be exercised by a Participant only while he or she has maintained Continuous Service from the date of the grant of the Option, or within 30 days after termination of such Continuous Service (but not later than the date on which the Option would otherwise expire), except if the Participant's Continuous Service terminates by reason of -

          (1) "Just Cause" which for purposes hereof shall have the meaning set forth in any unexpired employment or severance agreement between the Participant and the Bank and/or the Company (and, in the absence of any such agreement, shall mean termination because of the Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order), then the Participant's rights to exercise such Option shall expire on the date of such termination;

          (2) Death, then to the extent that the Participant would have been entitled to exercise the Option upon his or her death, such Option of the deceased Participant may be exercised within two years from the date of his or her death (but not later than the date on which the Option would otherwise expire) by the personal representatives of his or her estate or person or persons to whom his or her rights under such Option shall have passed by will or by laws of descent and distribution;

          (3) Disability, then to the extent that the Participant would have been entitled to exercise the Option immediately prior to his or her Disability, such Option may be exercised within one year from the date of termination of employment due to Disability, but not later than the date on which the Option would otherwise expire;

          (4) Retirement,  then in accordance with paragraph (f) of this Section
          8.

     (e) Effect of the Committee's Decisions. The Committee's determination as to whether a Participant's Continuous Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

     (f) Retirement.

     (1) If an Associate or Director retires from the Company possessing ISOs and NQOs that were awarded after April 24, 2003 and that are not fully, one hundred percent (100%) vested at the time of such retirement, the unvested options awarded after April 24, 2003, shall immediately become one hundred percent (100%) vested upon retirement. In addition, such retiring Associate or Director may exercise those ISOs awarded after April 24, 2003 that became fully vested upon retirement within 90 days of the date of his retirement rather than the 30 days provided for in Section 8(d) above; and may exercise the NQOs awarded after April 24, 2003 that became fully vested upon retirement within one year of the date of his retirement rather than the 30 days provided for in Section 8(d) above (but not later than the date on which the Option would otherwise expire). For purposes of paragraph 8(f) "retires" means

          (i) for an Associate of the Company, to leave the employment of the Company after the Associate completes five years of employment with the Company and attains age 55 under circumstances that would permit the Associate to continue to participate in the Company's group health plan until the Associate attains age 65 and becomes eligible to participate in the Medicare supplemental group health plan offered by the Company, as these plans now exist.

          (ii) for a member of the Board of Directors of the Company, resigning as a director of the Company after the director has served as a member of the Board of Directors for a period of at least six consecutive years and has attained age 55.

     (2) As consideration for the accelerated vesting and extended exercise period of the options set forth in sub-paragraph 8(f)(1) above, the Associate must agree in writing that he or she will not compete with the Company anywhere within the State of Delaware and within an area that is fifty miles from the borders of the State of Delaware for a period of three years following the date on which the Associate exercises his or her last option. In the event that the Associate breaches the agreement to not compete with the Company, the Associate shall pay as liquidated damages to the Company all income the Associate has realized from the exercise of any options that would have otherwise been forfeited but for the provisions of this Paragraph 8(f). For purpose of this Paragraph 8(f), "compete with the Company" means to either directly or indirectly, own, manage, control, be employed by, participate in, or be connected in any manner with any business or entity which is a financial institution.

     9. SAR'S (Stock Appreciation Rights)

     (a) Granting of SARs. In its sole discretion, the Committee may from time to time grant SARs either in conjunction with, or independently of, any Options granted under the Plan. An SAR granted in conjunction with an Option may be an alternative right wherein the exercise of the Option terminates the SAR to the extent of the number of Shares purchased upon the exercise of the Option and, correspondingly, the exercise of the SAR terminates the Option to the extent of the number of Shares with respect to which the SAR is exercised. Alternatively, an SAR granted in conjunction with an Option may be an additional right wherein both the SAR and the Option may be exercised. An SAR may not be granted in conjunction with an ISO under circumstances in which the exercise of the SAR affects the right to exercise the ISO or vice versa, unless the SAR, by its terms, meets all of the following requirements:

          (1)  The SAR will expire no later than the ISO;

          (2) The SAR may be for no more than the difference between the Exercise Price of the ISO and the Market Value per Share of the Shares subject to the ISO at the time the SAR is exercised;

          (3) The SAR is transferable only when the ISO is transferable, and under the same conditions;

          (4)  The SAR may be exercised only when the ISO may be exercised; and

          (5) The SAR may be exercised only when the Market Value of the Shares subject to the ISO exceeds the aggregate Exercise Price of the Shares subject to the ISO.

     (b) Exercise Price. The Exercise Price as to any particular SAR shall not be less than the Market Value per Share of the Optioned Shares on the date of grant.

     (c) Exercise of SARs. The provisions of Paragraph 8(c) hereof regarding the period of exercisability of Options are incorporated by reference herein, and shall determine the period of exercisability of SARs. An SAR granted hereunder shall be exercisable at such times and under such conditions as shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Agreement granted to a Participant, provided that an SAR may not be exercised for a fractional Share. Upon exercise of an SAR, the Participant shall be entitled to receive, without payment to the Company except for applicable withholding taxes, an amount equal to the excess of (or, in the discretion of the Committee if provided in the Agreement, a portion of) the then aggregate Market Value of the number of Optioned Shares with respect to which the Participant exercises the SAR, over the aggregate Exercise Price of such number of Optioned Shares. This amount shall be payable by the Company, in the discretion of the Committee, in cash or in Shares valued at the then Market Value thereof, or any combination thereof.

     (d) Timing of Exercise. Any election by a Participant to exercise SARs shall be made during the period beginning on the third business day following the release for publication of quarterly or annual financial information and ending on the 12th business day following such date. This condition shall be deemed to be satisfied when the specified financial data is first made publicly available.

     (e) Procedure for Exercising SARs. To the extent not inconsistent herewith, the provisions of Paragraph 8(b) hereof as to the procedure for exercising Options are incorporated by reference, and shall determine the procedure for exercising SARs.

     10. Phantom Stock Awards.

     Any Phantom Stock Awards that the Committee may grant shall be subject to the following terms and conditions, and to such other terms and conditions as are either applicable generally to Awards, or are prescribed by the Committee in an Agreement with the Participant.

     (a) Awards Generally. With respect to each Phantom Stock Award, the Company shall establish an Account in the Participant's name, and shall credit that Account with the number of Shares specified in the Agreement effecting the Award.

     (b) Vesting Restrictions. At any time, the Committee may at its discretion impose a restriction period for the Phantom Stock (the "Restriction Period").
The Restriction Period may differ among Participants and may have different expiration dates with respect to Shares covered by the Award. The Committee shall determine the restrictions applicable to the award of Phantom Stock, including, but not limited to, requirements of Continuous Service for a specified term, or the attainment of specific corporate, divisional or individual performance standards or goals, which restrictions may differ with respect to each Participant. The Agreement shall provide for forfeiture of Shares covered thereby if the specified restrictions are not met during the Restriction Period, and may provide for early termination of any Restriction Period in the event of satisfaction of the specified restrictions prior to expiration of the Restriction Period.

     (c) Acceleration of Vesting. Phantom Stock shall vest automatically to the Participant in the event of his or her death or Disability prior to the expiration of the Restriction Period or the satisfaction of the restrictions applicable to an award of Phantom Stock. Notwithstanding the Restriction Period and the restrictions imposed on the Phantom Stock, as set forth in any Agreement, the Committee may shorten the Restriction Period or waive any restrictions, if the Committee concludes that it is in the best interests of the Company to do so.

     (d) Payment of Awards. Upon the expiration of the Restricted Period and the full vesting of shares in a Participant's account, the Participant may receive the fully vested portion of his or her Account, provided that the Participant has notified the Committee six months prior to the date such expiration of the Restriction Period and full vesting occur, that the Participant intends to withdraw the fully vested portion of his or her account. The Company shall make such payment in cash, and in a lump sum unless the Participant has elected, more than six months before first becoming vested in any portion of the Phantom Stock Award, to receive all or part of his or her vested Account - (i) in substantially equal annual installments over a period of up to five years, beginning with the year in which the Participant's Continuous Service ends, and/or (ii) in unrestricted whole Shares, with cash paid in lieu of fractional shares, provided that the Committee shall at all times have the discretion to make payments in cash regardless of the Participant's election.

     (e) Forfeiture of Stock. Each Agreement shall provide for forfeiture of any Phantom Stock which is not vested in the Participant or for which the restrictions have not been satisfied during the Restriction Period.

     11. Change of Control.

     The provisions of any Award which provides for its exercise or vesting in installments shall immediately and permanently lapse on the date of a Change in Control. Consequently, all Options, SARs, and Phantom Stock Awards shall become immediately exercisable and fully vested on the date of the Change in Control. With respect to Options, at the time of a Change in Control, the Participant shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the Market Value of the Common Stock subject to such Option over the Exercise Price of such Shares, in exchange for the cancellation of such Options by the Participant.

     12. Effect of Changes in Common Stock Subject to the Plan.

     (a) Recapitalizations: Stock Splits, Etc. The number and kind of Shares reserved for issuance under the Plan, and the number and kind of shares subject to outstanding Awards, and the Exercise Price thereof, shall be proportionately adjusted for any increase, decrease, change or exchange of Shares for a different number or kind of shares or other securities of the Company which results from a merger consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

     (b) Transactions in which the Company is Not the Surviving Entity. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards, together with the Exercise Prices thereof, shall be equitably adjusted for any change or exchange of Shares for a different number or kind of shares or other securities which results from the Transaction.

     (c) Special Rule for ISOs.  Any adjustment  made pursuant to  subparagraphs
(a) or (b)(1) hereof shall be made in such a manner as not to constitute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOs.

     (d) Conditions and Restrictions on New, Additional, or Different Shares or Securities. If, by reason of any adjustment made pursuant to this paragraph, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Award before the adjustment was made.

     (e) Other Issuances. Except as expressly provided in this Paragraph 12, the issuance by the Company or an Affiliate of Shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, shall not affect, and no adjustment shall be made with respect to, the number, class or Exercise Price of Shares then subject to Awards or reserved for issuance under the Plan.

     (f) Certain Special Dividends. The Exercise Price of Shares subject to outstanding Awards shall be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders.

     13. Non-Transferability of Awards.

     Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Awards may transfer such Awards (but not ISOs) to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Awards so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the Awards pursuant to this Paragraph 13. Awards which are transferred pursuant to this Paragraph 13 shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

     14. Time of Granting Awards.

     The date of grant of an Award shall, for all purposes, be the date on which the Committee makes the determination of granting such Award. Notice of the determination shall be given to each Participant to whom an Award is so granted within a reasonable time after the date of such grant.

     15. Effective Date.

     This Amended and Restated Plan shall become effective immediately upon its approval by a favorable vote of stockholders owning at least a majority of the total votes eligible to be cast at a duly called meeting of the Company's stockholders held in accordance with applicable laws. Any Awards made prior to approval of the Plan by the stockholders of the Company shall be contingent on such approval.

     16.  Modification of Awards.

     At any time, and from time to time, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Award, provided no such modification shall confer on the holder of said Award any right or benefit which could not be conferred on him or her by the grant of a new Award at such time, or impair the Award without the consent of the holder of the Award.

     17. Amendment and Termination of the Plan.

     The Board may from time to time amend the terms of the Plan, and, with respect to any Shares at the time not subject to Awards, suspend or terminate the Plan. No amendment, suspension or termination of the Plan shall, without the consent of any affected holders of an Award, alter or impair any rights or obligations under any Award theretofore granted.

     18. Conditions Upon Issuance of Shares.

     (a) Compliance with Securities Laws. Shares of Common Stock shall not be issued with respect to any Award unless the issuance and delivery of such Shares shall comply with all relevant provisions of law including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed.

     (b) Special Circumstances. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option or SAR, the Company may require the person exercising the Option or SAR to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     (c) Committee Discretion. The Committee shall have the discretionary authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.

     19. Reservation of Shares.

     The Company, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     20. Withholding Tax.

     The Company's obligation to deliver cash or Shares upon vesting of Phantom Stock or upon exercise of Options and/or SARs shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. Each Participant may satisfy the obligation, in whole or in part, by irrevocably electing to have the Company withhold Shares, or to deliver to the Company Shares that he or she already owns, having a value equal to the amount required to be withheld. The value of the Shares to be withheld, or delivered to the Company, shall be based on the Market Value of the Shares on the date the amount of tax to be withheld is to be determined. As an alternative, the Company may retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

     21. No Employment or Other Rights.

     In no event shall an Associate's or Director's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Associate, Director, or any other party to continue service with the Company, the Bank or any Affiliate of such corporations. Except to the extent provided in Paragraphs 6(b) and 9(a) hereof, no Associate or Director shall have a right to be granted an Award or, having received an Award, the right to again be granted an Award. However, an Associate or Director who has been granted an Award may, if otherwise eligible, be granted an additional Award or Awards.

     22. Nonexclusivity of the Plan.

     Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

     23. Governing Law.

     The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, except to the extent that federal law shall be deemed to apply.

           This Proxy is Solicited on Behalf of the Board of Directors

                           WSFS FINANCIAL CORPORATION
                                     for the
                       2003 Annual Meeting of Stockholders

         The undersigned hereby appoints Marvin N. Schoenhals and Mark A. Turner, or either of them, with full power of substitution, to act as attorneys and proxies for the undersigned and to vote all shares of Common Stock of WSFS Financial Corporation, which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held on April 24, 2003 at 4:00 p.m., or at any adjournments thereof, as follows:

The Board of Directors recommends a vote FOR all nominees and items listed below.

1.   Election of
     Directors

                                 WITHHOLD AUTHORITY
     FOR ALL NOMINEES             FOR ALL NOMINEES            FOR ALL EXCEPT

           [ ]                          [ ]                        [ ]

     Nominees:

     Linda C. Drake
     David E. Hollowell
     Claibourne D. Smith
     Eugene W. Weaver

     Each for a three year term
     expiring 2006

     Instruction: To withhold authority to vote any individual nominee(s) mark "FOR ALL EXCEPT" and write the nominee's name you wish to withhold on the line provided below.

---------------------------------------

2. Ratification of the appointment of KPMG, LLP as independent auditors for the fiscal year ending December 31, 2003.

                                FOR    AGAINST      ABSTAIN

                                [ ]      [ ]         [ ]

3.   Approval of amendments to the 1997 Stock Option Plan

                                FOR    AGAINST      ABSTAIN

                                [ ]      [ ]         [ ]

     The proxy is revocable and, when properly executed will be voted in the manner directed hereby by the undersigned. If no directions are made, this signed proxy will be voted FOR each of the nominees and the other proposals. The undersigned, by executing and delivering this proxy, revokes the authority given with respect to any earlier dated proxy submitted by the undersigned.

     Unless contrary direction is given, the right is reserved in the sole discretion of the Board of Directors to distribute votes among some or all of the above nominees in a manner other than equally so as to elect as directors the maximum possible number of such nominees.

     In their discretion the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

     The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders, a Proxy Statement dated March 21, 2003 and the 2002 Annual Report of WSFS Financial Corporation.

                  Please sign exactly as name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Proxies executed by corporations should be signed by a duly authorized officer.


SIGNATURE(S)                                      Date
            -------------------------                   ------------------



                          PLEASE SIGN, DATE AND RETURN
                      PROMPTLY USING THE ENCLOSED ENVELOPE.